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                                                              EXHIBIT 16

                                JONES & BLOUCH L.L.P.
                                    SUITE 405 WEST
                          1025 THOMAS JEFFERSON STREET, N.W.
                              WASHINGTON, D.C.  20007-0805


JORDEN BURT BERENSON & JOHNSON LLP                 TELEPHONE  (202) 223-3500
     AFFILIATED COUNSEL                            TELECOPIER (202) 223-4593


                                 April 29, 1999


Lutheran Brotherhood Variable Insurance
   Products Company
625 Fourth Avenue South
Minneapolis, Minnesota 55415

     Re:  LBVIP Variable Annuity Account I

Gentlemen:

We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 22 to the registration statement, on Form N-4, File No. 33-15974, to be filed with the Securities and Exchange Commission.

                                               Very truly yours,


                                               /s/ Jones & Blouch L.L.P.
                                               Jones & Blouch L.L.P.